UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2014

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 4, 2014, Aspen Insurance Holdings Limited (“Aspen”) issued a press release announcing that Stephen Postlewhite, previously Aspen’s Chief Risk Officer, has been appointed to the position of Chief Executive Officer of Aspen Re, the Group reinsurance segment within Aspen, with immediate effect. Mr. Postlewhite succeeds James Few, a named executive officer of Aspen, who is leaving Aspen to pursue other opportunities.
Mr. Few has been placed on garden leave effective as of September 3, 2014 in accordance with the terms and conditions of his Amended and Restated Service Agreement with Aspen Bermuda Limited (as filed with the Securities and Exchange Commission as Exhibit 10.20 to Aspen’s Form 10-K for the fiscal year ended December 31, 2004, and incorporated herein by reference). It is anticipated that Mr. Few will remain on garden leave for a period of not less than 30 days and, for so long as Mr. Few remains on garden leave, he will continue to be an employee of Aspen Bermuda Limited and will receive his salary and contractual benefits. In addition, Emil Issavi has been appointed President of Aspen Re in addition to his existing role as Chief Underwriting Officer for Aspen’s reinsurance business and Richard Thornton has been appointed Chief Risk Officer in addition to his existing role as Aspen’s Head of Strategy. Mike Cain, Aspen’s Group General Counsel, has been appointed Chief Executive Officer of Aspen Bermuda Limited, Aspen’s Bermuda operating company, in addition to his current role, subject to Aspen Bermuda Limited Board and regulatory approval.
Section 7 - Regulation FD
Item 7.01 - Regulation FD Disclosure

A copy of the press release issued by Aspen announcing the changes involving executive officers is attached hereto as Exhibit 99.1.
Section 9. Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits

(d)	The following exhibit is furnished under Item 7.01 as part of this report:

99.1	Press Release of the Registrant, dated September 4, 2014.
The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: September 5, 2014	By:	/s/ John Worth
	Name:	John Worth
	Title:	Chief Financial Officer

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